Filed pursuant to Rule 497(e)

Registration Nos. 333-227298; 811-2337

SoFi Select 500 ETF (SFY)

(the “Fund)

listed on NYSE Arca, Inc.

February 12, 2026

Supplement to the Statutory Prospectus,
dated June 27, 2025

Effective immediately, with respect to the “Principal Investment Strategies – Index ETFs” section of the Fund’s Prospectus, the first paragraph is amended and restated to read as follows:

For the Index ETFs, to the extent the applicable Index concentrates (i.e., holds more than 25% of its total assets in the securities of a particular industry or group of related industries), a Fund will concentrate its investments to approximately the same extent as the Index. With respect to diversification, the SoFi US 500 Growth Index limits individual constituents that comprise more than 5% of the total Index weight from being more than 25% of the total Index weight in aggregate as of each rebalance.

Please retain this Supplement for future reference.